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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


                                 ------------

                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)           September 4, 1998
                                                      --------------------------

                                JUST TOYS, INC.
              (Exact Name of Registrant as Specified in Charter)



            Delaware                                  0-20612                                    13-3677074
(State or Other Jurisdiction of              (Commission File Number)              (I.R.S. Employer Identification Number)
         Incorporation)


                             20 Livingstone Avenue
                          Dobbs Ferry, New York 10522
              (Address of Principal Executive Offices) (Zip Code)




Registrant's telephone number, including area code        (914) 674-8697
                                                   -----------------------------






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Item 5.       Other Events

         Pursuant to Paragraph F of the General Instructions to Form 8-K, the Company hereby incorporates by reference herein the press release issued by the Company on September 4, 1998, which is attached hereto as Exhibit 99.


Item 7.       Financial Statements, Pro Forma Financial Information and Exhibits

         (c)  Exhibits

              Exhibit           Description

              99                Press release, dated September 4, 1998


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                                  SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                  JUST TOYS, INC.





September 4, 1998                                 By: /s/ Barry Shapiro
                                                     ------------------
                                                      Barry Shapiro
                                                      President




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